UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2010

AIRGAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

259 North Radnor-Chester Rd., Radnor, PA.	19087-5283
(Address of principal executive offices)	(Zip Code)

(610) 687-5253

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 15, 2010, Airgas, Inc. (the “Company”) issued $300 million aggregate principal amount of 2.85% Notes due October 1, 2013 (the “Notes”) pursuant to a shelf registration statement on Form S-3 (File No. 333-161774) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission, which became effective on September 8, 2009, and a related prospectus supplement dated as of March 10, 2010.

The Notes were issued under an Indenture dated September 11, 2009 (the “Base Indenture”), between the Company and The Bank of New York Mellon, as Trustee, as supplemented by the Second Supplemental Indenture, dated March 15, 2010 (the “Second Supplemental Indenture” and together with the Base Indenture, the “Indenture”). The Notes were sold pursuant to an Underwriting Agreement dated March 10, 2010 (the “Underwriting Agreement”), among the Company and Barclays Capital, Inc., Banc of America Securities LLC, Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Underwriting Agreement and Second Supplemental Indenture are filed as exhibits to this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement and any amendments thereto.

The Notes bear interest at a fixed annual rate of 2.85%, payable semi-annually on April 1 and October 1 of each year, commencing October 1, 2010. The Indenture contains covenants which, subject to certain exceptions, limit the ability of the Company and its restricted subsidiaries (as defined in the Indenture) to, among other things, incur liens or engage in sale/leaseback transactions. Upon a change of control triggering event (as defined in the Indenture), the Indenture requires the Company to make an offer to repurchase the Notes at 101% of their principal amount, plus accrued and unpaid interest. The Company has the option to redeem the Notes prior to their maturity, in whole or in part, at 100% of the principal amount plus a make-whole premium, plus accrued and unpaid interest.

The foregoing descriptions of the Notes and the Indenture Agreement are qualified by reference in their entirety to copies of the Base Indenture and the Second Supplemental Indenture, each of which is filed herewith as an exhibit and incorporated in this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01	Other Events.

On March 15, 2010, Cahill Gordon & Reindel LLP, counsel to the Company, issued an opinion and consent (attached hereto as Exhibit 5.1 and 23.1, respectively, and incorporated herein by reference). The opinion and consent are filed as exhibits to this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement and any amendments thereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 1.1:	Underwriting Agreement dated March 10, 2010, among the Company and Barclays Capital Inc., Banc of America Securities LLC, Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

Exhibit 4.1:	The Indenture dated September 11, 2009, between the Company and The Bank of New York Mellon, as Trustee (Incorporated by reference to Exhibit 10.1 to the Company’s September 11, 2009 Current Report on Form 8-K).

Exhibit 4.2:	The Second Supplemental Indenture dated March 15, 2010, between the Company and The Bank of New York Mellon, as Trustee.

Exhibit 5.1:	Opinion of Cahill Gordon & Reindel LLP as to the validity of the Notes.

Exhibit 23.1:	Consent of Cahill Gordon & Reindel LLP (contained in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2010	AIRGAS, INC.
(Registrant)
	BY:	/s/ Thomas M. Smyth
Thomas M. Smyth
Vice President & Controller
(Principal Accounting Officer)

Exhibit Index

Exhibit 1.1	Underwriting Agreement dated March 10, 2010, among the Company and Barclays Capital Inc., Banc of America Securities LLC, Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

Exhibit 4.1	The Indenture dated September 11, 2009, between the Company and The Bank of New York Mellon, as Trustee (Incorporated by reference to Exhibit 10.1 to the Company’s September 11, 2009 Current Report on Form 8-K).

Exhibit 4.2	The Second Supplemental Indenture dated March 15, 2010, between the Company and The Bank of New York Mellon, as Trustee.

Exhibit 5.1	Opinion of Cahill Gordon & Reindel LLP as to the validity of the Notes.

Exhibit 23.1	Consent of Cahill Gordon & Reindel LLP (contained in Exhibit 5.1 hereto).